Exhibit 99 (i)


                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CarMax, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Austin Ligon, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2).  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



Date:    October 15, 2002                   By:  /s/ W. Austin Ligon
        ------------------                       ----------------------------

                                                 W. Austin Ligon
                                                 President and
                                                 Chief Executive Officer

                                                                 Exhibit 99 (ii)




                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the CarMax, Inc. (the "Company") Quarterly Report on Form 10-Q for the quarter ended August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith D. Browning, Executive Vice President, Chief Financial Officer and Corporate Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1). The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2).  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:    October 15, 2002                   By:  /s/ W. Keith D. Browning
       ----------------------                    -----------------------------
                                                 Keith D. Browning
                                                 Executive Vice President,
                                                 Chief Financial Officer and
                                                 Corporate Secretary